UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 06, 2025

LANTHEUS HOLDINGS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36569	35-2318913
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Burlington Road South Building
Bedford, Massachusetts		01730
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (978) 671-8001

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	LNTH	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On August 6, 2025, Lantheus Holdings, Inc. (the “Company”) announced via press release its financial results as of and for the three and six months ended June 30, 2025. A copy of that press release is being furnished as Exhibit 99.1 and is hereby incorporated by reference.

The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 7.01 Regulation FD Disclosure.

On August 6, 2025, the Company issued a press release announcing that the United States Food and Drug Administration has accepted a new drug application for a new formulation of its piflufolastat F-18 prostate-specific membrane antigen positron emission tomography imaging agent filed by its affiliate, Aphelion LLC. A copy of the press release is being furnished with this Current Report on Form 8-K as Exhibit 99.2 and is incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

On August 6, 2025, the Company announced that its board of directors has authorized a program to repurchase up to $400.0 million of shares of its common stock through December 31, 2027 (the “2025 Program”). The 2025 Program replaces the Company’s existing repurchase program, which was announced in November 2024. Repurchases under the 2025 Program may be made from time to time through open market transactions at prevailing market prices, in privately negotiated transactions and/or through other legally permissible means, depending on market conditions and in accordance with applicable rules and regulations. The actual timing, number, and dollar amount of repurchase transactions will be determined by the Company’s management at its discretion and will depend on a number of factors including, but not limited to, the market price of the Company’s common stock. The Company may also establish 10b5-1 trading plans from time to time that will provide flexibility if and when it buys back its common stock. The announcement of the 2025 Program is included in the press release attached hereto as Exhibit 99.1.

Safe Harbor for Forward-Looking and Cautionary Statements

This report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, that are subject to risks and uncertainties and are made pursuant to the safe harbor provisions of Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements may be identified by their use of terms such as “believe,” “continue,” “could,” “guidance,” “may,” “plan,” “potential,” “predict,” “progress,” “should,” “target,” “will,” “would” and other similar terms. These forward-looking statements include the Company’s capital allocation plans and are subject to risks and uncertainties the risk and uncertainties discussed in the Company’s filings with the Securities and Exchange Commission (including those described in the Risk Factors section in the Company’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1*	Press release of Lantheus Holdings, Inc. dated August 6, 2025, entitled “Lantheus Reports Second Quarter 2025 Financial Results and Provides Business Update”
99.2*	Press release of Lantheus Holdings, Inc. dated August 6, 2025, entitled “Lantheus Announces FDA Acceptance of NDA for New Formulation for Market-Leading PSMA PET Imaging Agent”

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Exhibit 99.1 and 99.2 attached hereto are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANTHEUS HOLDINGS, INC.

By:	/s/ Daniel M. Niedzwiecki
Name:	Daniel M. Niedzwiecki
Title:	Chief Administrative Officer and General Counsel

Date: August 6, 2025